UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2021

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36-10 Union St. 2nd Floor Flushing, NY	11354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 799-0380

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On November 30, 2021, Planet Green Holdings Corp. (the “Company”) and Jiayi Technologies (Xianning) Co., Ltd. (the “Purchaser”), a subsidiary of the Company, entered into a Share Purchase Agreement (“Agreement”) with Yongsheng Chen (“Seller”), a shareholder of Jilin Chuangyuan Chemical Co., Ltd. (“Jinlin”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Purchaser agreed to purchase from the Seller the remaining 25% of the outstanding equity interests of Jilin. Pursuant to the terms of the Agreement, the Company agreed to pay to the Seller an aggregate of U.S. $4,750,000 in exchange for the 25% of the issued and outstanding shares of Jinlin. Prior to completion of the acquisition of the Seller’s shares, the Company owned 75% equity interest of Jilin through the Purchaser. As a result of the completion of the transaction, the Company owns 100% of Jinline through the Purchaser. The parties completed the transaction on November 30, 2021.

In connection with the closing of the share purchase transaction, the Purchaser entered into a number of amended agreements with Jilin which are customary for variable interest entities (VIEs), copies of which are filed herewith as Exhibits 10.2 through 10.6, respectively. VIEs are contractual arrangements and the structure involves unique risks to investors. The VIE structure is used to replicate foreign investment in China-based companies.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above relating to the closing of the share purchase transaction is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of November 30, 2021, by and among Planet Green Holdings Corp., Jiayi Technologies (Xianning) Co., Ltd., and Yongsheng Chen, a shareholder of Jilin Chuangyuan Chemical Co., Ltd.
10.2	Amended Consultation and Service Agreement
10.3	Amended Business Cooperation Agreement
10.4	Amended Equity Pledge Agreement
10.5	Amended Equity Option Agreement
10.6	Amended Voting Rights Proxy and Financial Supporting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 30, 2021	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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